CORRECTION - Domo Announces Fiscal 2020 Third Quarter Financial Results

Silicon Slopes, Utah - December 6, 2019 – In a release issued under the same headline on December 5, 2019 by Domo (Nasdaq: DOMO), please note that under Business Outlook, Full Year Fiscal 2020, the second bullet should read: Non-GAAP net loss per share is expected to be between $3.85 and $3.89 based on 27.5 million weighted-average shares outstanding. The corrected release follows:

Domo, Inc. (Nasdaq: DOMO) today announced results for the fiscal 2020 third quarter ended October 31, 2019.

Fiscal Third Quarter Results
•Total revenue was $44.8 million, an increase of 22% year over year
•Subscription revenue was $37.8 million, an increase of 24% year over year
•Subscription revenue represented 85% of total revenue
•Billings were $44.4 million or 15% year-over-year growth
•Net cash used in operating activities was $19.5 million, an improvement of 36% year over year
•Adjusted net cash used in operating activities was $16.2 million, an improvement of 47% year over year
•Subscription gross margin was 76%, an improvement of 3 percentage points from Q3 FY19
•GAAP operating margin improved by 22 percentage points year over year
•Non-GAAP operating margin improved by 21 percentage points year over year
•GAAP operating expenses increased 6% year over year
•Non-GAAP operating expenses increased 5% year over year
•GAAP net loss was $29.1 million, and GAAP net loss per share was $1.05, based on 27.6 million weighted-average shares outstanding
•Non-GAAP net loss was $23.6 million, and non-GAAP net loss per share was $0.85, based on 27.6 million weighted-average shares outstanding
•Cash, cash equivalents and short-term investments were $115.9 million as of October 31, 2019

Comments
"I am very pleased with our 24% subscription revenue growth and our execution in Q3, closing several of the largest deals in company history. We provide a differentiated solution that helps customers quickly, easily and securely put data to work at scale," said Josh James, Domo founder and CEO. "In Q3, we were once again able to make meaningful progress on reducing our cash burn, coming in well ahead of our guidance. Consistent with our previous statements, we remain committed to achieving cash flow positive status with the cash on our balance sheet and continue to be optimistic about the opportunity in front of us."

Recent Highlights
We believe the following points and accolades are additional indicators of what’s to come in our business through our commitment to product innovation, go-to-market initiatives and customer success:
•Domo announced a partnership with Snowflake, which includes an API integration and co-selling initiative, to help customers more easily leverage the flexibility and scalability of the cloud. With this partnership, customers can leverage Domo's iPaaS capabilities to manage their entire data ecosystem and easily bring additional sources of data from across their organization into Snowflake.

•Domo announced a new application with Square to help merchants with multiple Square accounts to easily unlock insights and gain more value from that data.

•Domo was named a Leader in two G2 Crowd reports, which were based on real user feedback. In the G2 Crowd BI platforms report, Domo was named the #1 vendor, receiving high scores for ease of use, quality support and ease of doing business. Domo also was a Leader in the Enterprise BI Platforms category. Domo achieved a user satisfaction rating of 90 and 94 percent in each respective report. This is the fourth consecutive year Domo has been ranked a G2 Crowd Leader.

•Domo was ranked an Overall Credibility and Experience Leader in Dresner Advisory Services' 2019 SME Business Intelligence Market Study.

Business Outlook
Based on information available as of December 5, 2019, Domo is providing the following guidance for Q4 and full year fiscal 2020:
Q4 Fiscal 2020
•Revenue is expected to be in the range of $45.0 million to $46.0 million
•Non-GAAP net loss per share is expected to be between $0.94 and $0.98 based on 28.1 million weighted-average shares outstanding
Full Year Fiscal 2020
•Revenue is expected to be in the range of $172.2 million to $173.2 million

•Non-GAAP net loss per share is expected to be between $3.85 and $3.89 based on 27.5 million weighted-average shares outstanding
We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because such items that impact these measures are not within our control or cannot be reasonably predicted.

Earnings Call Details
Domo plans to host a conference call today to review its fiscal 2020 third quarter financial results and to discuss its financial outlook. The call is scheduled to begin at 3:00 p.m. MT/ 5:00 p.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at https://www.domo.com/ir. A live dial-in is available domestically at (877) 491-5762 and internationally at (763) 416-6939, with conference ID#3483388. A replay will be available via webcast or at (855) 859-2056 or (404) 537-3406 until midnight (ET) December 19, 2019.

About Domo
Domo’s mission is to be the operating system for business, digitally connecting all your people, your data and your systems, empowering them to collaborate better, make better decisions and be more efficient, right from their phones. Domo works with many of the world’s leading and most progressive brands across multiple industries including retail, media and entertainment, manufacturing, finance and more. For more information about Domo (Nasdaq: DOMO), visit www.domo.com. You can also follow Domo on Twitter, Facebook and LinkedIn.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo's website, press releases, SEC filings, blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, the @Domotalk Twitter account and the @JoshJames Twitter account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts. The social media channels that we intend to use as a means of disclosing the information described here may be updated from time to time as listed on our investor relations webpage.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: billings, non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share and adjusted net cash used in operating activities. In computing these measures, we exclude the effects of certain items including stock-based compensation expense, amortization of certain intangible assets, the reversal of contingent tax-related accruals and proceeds from shares issued in connection with employee stock purchase plan. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our future growth, demand for our products and services, our financial outlook for Q4 fiscal quarter and full fiscal year 2020, and results for future periods. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, without limitation, the Annual Report on Form 10-K filed with the SEC on April

15, 2019 and the Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2019 expected to be filed with the SEC on or about December 11, 2019.  All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.
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Domo is a registered trademark of Domo, Inc.

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2018	2019	2018	2019
Revenue:
Subscription	$30,398	$37,841	$85,227	$107,105
Professional services and other	6,446	6,925	17,829	20,119
Total revenue	36,844	44,766	103,056	127,224
Cost of revenue:
Subscription (1)	8,193	9,045	24,514	25,896
Professional services and other (1)	4,734	5,418	12,497	15,582
Total cost of revenue	12,927	14,463	37,011	41,478
Gross profit	23,917	30,303	66,045	85,746

Operating expenses:
Sales and marketing (1)	28,034	29,784	101,692	95,234
Research and development (1)	18,803	17,578	58,786	51,723
General and administrative (1), (2), (3)	7,055	9,590	21,906	26,882
Total operating expenses	53,892	56,952	182,384	173,839
Loss from operations	(29,975)	(26,649)	(116,339)	(88,093)

Other expense, net (1)	(2,371)	(2,368)	(7,188)	(7,175)
Loss before provision for income taxes	(32,346)	(29,017)	(123,527)	(95,268)
Provision for income taxes	199	84	909	529
Net loss	$(32,545)	$(29,101)	$(124,436)	$(95,797)

Net loss per share (basic and diluted)	$(1.24)	$(1.05)	$(9.61)	$(3.50)
Weighted-average number of shares (basic and diluted)	26,338	27,638	12,954	27,345

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$74	$151	$144	$341
Professional services and other	34	123	112	276
Sales and marketing	1,441	2,135	5,490	8,184
Research and development	1,630	1,493	5,106	4,852
General and administrative	1,461	1,533	6,056	3,953
Other income, net	14	47	5	142
Total stock-based compensation expenses	$4,654	$5,482	$16,913	$17,748

(2) Includes amortization of certain intangible assets, as follows:
General and administrative	$20	$20	$60	$60

(3) Includes reversal of contingent tax-related accrual, as follows:
General and administrative	$—	$—	$(3,513)	$(1,293)

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	October 31,
	2019	2019
Assets
Current assets:
Cash and cash equivalents	$176,973	$93,511
Short-term investments	—	22,426
Accounts receivable, net	48,421	34,051
Contract acquisition costs	10,425	12,156
Prepaid expenses and other current assets	10,935	10,406
Total current assets	246,754	172,550

Property and equipment, net	12,595	12,891
Contract acquisition costs, noncurrent	18,030	16,723
Intangible assets, net	4,415	3,954
Goodwill	9,478	9,478
Other assets	1,360	2,268
Total assets	$292,632	$217,864

Liabilities and stockholders' equity (deficit)
Current liabilities:
Accounts payable	$2,609	$2,900
Accrued expenses and other current liabilities	48,139	42,828
Current portion of deferred revenue	88,959	88,214
Total current liabilities	139,707	133,942

Deferred revenue, noncurrent	4,943	2,751
Other liabilities, noncurrent	6,210	6,266
Long-term debt	97,245	100,086
Total liabilities	248,105	243,045

Commitments and contingencies

Stockholders' equity (deficit):
Common stock	26	28
Additional paid-in capital	956,145	982,239
Accumulated other comprehensive income	438	431
Accumulated deficit	(912,082)	(1,007,879)
Total stockholders' equity (deficit)	44,527	(25,181)
Total liabilities and stockholders' equity (deficit)	$292,632	$217,864

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2018	2019	2018	2019
Cash flows from operating activities
Net loss	$(32,545)	$(29,101)	$(124,436)	$(95,797)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,190	1,691	6,752	5,307
Amortization of contract acquisition costs	2,117	3,008	5,750	8,503
Stock-based compensation	4,654	5,482	16,913	17,748
Other, net	648	819	(1,928)	816
Changes in operating assets and liabilities:
Accounts receivable, net	(2,539)	(2,915)	5,679	14,370
Contract acquisition costs	(3,461)	(4,031)	(9,243)	(9,017)
Prepaid expenses and other assets	646	3,026	(1,747)	(362)
Accounts payable	(5,188)	862	(6,476)	304
Accrued and other liabilities	849	1,978	(42)	(3,876)
Deferred revenue	1,947	(338)	5,113	(2,937)
Net cash used in operating activities	(30,682)	(19,519)	(103,665)	(64,941)

Cash flows from investing activities
Purchases of property and equipment	(1,468)	(1,683)	(4,673)	(4,860)
Purchases of securities available for sale	—	(14,387)	—	(93,331)
Proceeds from maturities of securities available for sale	—	28,000	—	71,500
Net cash (used in) provided by investing activities	(1,468)	11,930	(4,673)	(26,691)

Cash flows from financing activities
Proceeds from initial public offering, net of underwriting discounts and commissions	—	—	206,627	—
Payments of costs related to initial public offering	(650)	—	(4,063)	—
Proceeds from issuance of convertible preferred stock, net of issuance costs	—	—	(87)	—
Proceeds from shares issued in connection with employee stock purchase plan	—	3,294	—	7,812
Shares repurchased for tax withholdings on vesting of restricted stock	—	(98)	—	(1,110)
Debt proceeds, net of issuance costs	—	—	49,651	—
Proceeds from exercise of stock options	4	70	276	1,501
Principal payments on capital lease obligations	—	—	(44)	—
Net cash provided by (used in) financing activities	(646)	3,266	252,360	8,203
Effect of exchange rate changes on cash and cash equivalents	(7)	(105)	5	(33)
Net increase (decrease) in cash and cash equivalents	(32,803)	(4,428)	144,027	(83,462)
Cash and cash equivalents at beginning of period	238,802	97,939	61,972	176,973
Cash and cash equivalents at end of period	$205,999	$93,511	$205,999	$93,511

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2018	2019	2018	2019
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$30,398	$37,841	$85,227	$107,105
Cost of revenue:
Subscription	8,193	9,045	24,514	25,896
Subscription gross profit on a GAAP basis	22,205	28,796	60,713	81,209
Subscription gross margin on a GAAP basis	73%	76%	71%	76%

Stock-based compensation	74	151	144	341
Subscription gross profit on a non-GAAP basis	$22,279	$28,947	$60,857	$81,550
Subscription gross margin on a non-GAAP basis	73%	76%	71%	76%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$53,892	$56,952	$182,384	$173,839
Stock-based compensation	(4,532)	(5,161)	(16,652)	(16,989)
Amortization of certain intangible assets	(20)	(20)	(60)	(60)
Reversal of contingent tax-related accrual	—	—	3,513	1,293
Total operating expenses on a non-GAAP basis	$49,340	$51,771	$169,185	$158,083

Reconciliation of Operating Loss on a GAAP Basis to Operating Loss on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(29,975)	$(26,649)	$(116,339)	$(88,093)
Stock-based compensation	4,640	5,435	16,908	17,606
Amortization of certain intangible assets	20	20	60	60
Reversal of contingent tax-related accrual	—	—	(3,513)	(1,293)
Operating loss on a non-GAAP basis	$(25,315)	$(21,194)	$(102,884)	$(71,720)

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(81)%	(60)%	(113)%	(69)%
Stock-based compensation	12	13	16	14
Amortization of certain intangible assets	—	—	—	—
Reversal of contingent tax-related accrual	—	—	(3)	(1)
Operating margin on a non-GAAP basis	(69)%	(47)%	(100)%	(56)%

Reconciliation of Net Loss on a GAAP Basis to Net Loss on a Non-GAAP Basis:
Net loss on a GAAP basis	$(32,545)	$(29,101)	$(124,436)	$(95,797)
Stock-based compensation	4,654	5,482	16,913	17,748
Amortization of certain intangible assets	20	20	60	60
Reversal of contingent tax-related accrual	—	—	(3,513)	(1,293)
Net loss on a non-GAAP basis	$(27,871)	$(23,599)	$(110,976)	$(79,282)

Reconciliation of Net Loss per Share on a GAAP Basis to Net Loss per Share on a Non-GAAP Basis:
Net loss per share on a GAAP basis	$(1.24)	$(1.05)	$(9.61)	$(3.50)
Stock-based compensation	0.18	0.20	1.31	0.65
Amortization of certain intangible assets	—	—	—	—
Reversal of contingent tax-related accrual	—	—	(0.27)	(0.05)
Net loss per share on a non-GAAP basis	$(1.06)	$(0.85)	$(8.57)	$(2.90)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2018	2019	2018	2019
Billings:
Total revenue	$36,844	$44,766	$103,056	$127,224
Add:
Deferred revenue (end of period)	72,862	88,214	72,862	88,214
Deferred revenue, noncurrent (end of period)	3,207	2,751	3,207	2,751
Less:
Deferred revenue (beginning of period)	(70,693)	(87,616)	(66,712)	(88,959)
Deferred revenue, noncurrent (beginning of period)	(3,429)	(3,687)	(4,244)	(4,943)
Increase (decrease) in deferred revenue (current and noncurrent)	1,947	(338)	5,113	(2,937)
Billings	$38,791	$44,428	$108,169	$124,287

Reconciliation of Net Cash Used in Operating Activities to Adjusted Net Cash Used in Operating Activities:
Net cash used in operating activities	$(30,682)	$(19,519)	$(103,665)	$(64,941)
Proceeds from shares issued in connection with employee stock purchase plan	—	3,294	—	7,812
Adjusted net cash used in operating activities	$(30,682)	$(16,225)	$(103,665)	$(57,129)